Pritchard Capital Partners “Energize 2009” Conference January 2009 (AMEX: PDC) www.pioneerdrlg.com Exhibit 99.1

Forward-looking Statements
This presentation contains various forward-looking statements and information that are based on management’s current expectations and assumptions about future events. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “expect,” “anticipate,” “plan,” “intend,” “seek,” “will,” “should,”
“goal,” and other words that convey the uncertainty of future events and outcomes. Forward-looking information includes , among other matters, statements regarding the Company’s anticipated growth, quality of assets, rig utilization rate, capital spending by oil and gas companies, production rates, the Company's growth strategy, and the Company's international operations. Although the Company believes that the expectations and assumptions reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including, among others: general and regional economic conditions and industry trends; the continued strength of the contract land drilling industry in the geographic areas where the Company operates;
decisions about onshore exploration and development projects to be made by oil and gas companies; the highly competitive nature of the contract land drilling business; the Company’s future financial performance, including availability, terms and deployment of capital; the continued availability of qualified personnel; changes in governmental regulations, including those relating to the environment; the political, economic and other uncertainties encountered in the Company's international operations and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Should one or more of these risks, contingencies or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. Many of these factors have been discussed in more detail in the
Company's annual report on Form 10-KT for the fiscal year ended December 31, 2007 and quarterly reports on Form
10Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008. Unpredictable or unknown factors that the Company has not discussed in this presentation or in its filings with the Securities and Exchange
Commission could also have material adverse effects on actual results of matters that are the subject of the forward-
looking statements. All forward-looking statements speak only as the date on which they are made and the
Company undertakes no duty to update or revise any forward-looking statements. We advise our shareholders to use caution and common sense when considering our forward looking statements.

Pioneer Overview
Businesses Land driller and production services company
Drilling Services
- 70 high-quality drilling rigs capable of drilling
6,000-18,000 feet / operations in Lower 48 & Colombia
Production Services
- 74 workover rigs, 59 wireline units,
fishing & rental tools worth $15 million / operations in Lower 48
Ticker Symbol
AMEX: PDC
Market Cap (1/8/09)
$327 million
Stock Price (1/8/09)
$6.55
Average daily trading volume approximately 600,000 shares
Public float approximately 50 million shares
Employees
2,100
Headquarters
San Antonio, Texas

Balanced Business Mix, Focus on Returns
Modern, high-quality drilling and well services fleet provides a competitive advantage in up and down markets
– Over 80% of drilling rig fleet is new or upgraded since 2001
– Newest, most premium workover rig fleet in the U.S.
Geographic diversification
– Broad reach in the U.S.
– Concentrated international operations in Latin America
Production Services offers market diversification, strong margins
Focused on buying/building assets at the right time at the right price
Well capitalized to take advantage of industry consolidation opportunities

Strategic Growth Initiatives
Disciplined program of well-timed
acquisitions and new-builds
– Acquired 42 rigs through 10 strategic acquisitions
– Built 27 rigs, with the newest 1,500-horsepower rig to be
delivered in March 2009.
Expanded Internationally
–
September 2007–
Launched land drilling operations in
Latin America. Currently operating five rigs in Colombia.
Diversified into Oilfield Services
– March 2008 – Formed Production Services Division
through the $340 million acquisition of WEDGE
Companies and Competition Wireline.

Revenue
(1)
EBITDA
(2)
Contribution by Division
Production
Services
29%
Drilling
Services
71%
Drilling
Services
68%
Production
Services
32%
(1) Revenue percentages are based on revenues of $124.3 million and $49.9 million for Drilling Services and Production Services, respectively, for the quarter ended September 30, 2008.
(2) Earnings before interest, taxes, depreciation and amortization (EBITDA) percentages are based on EBITDA of $44.2 million and
$20.5 million for Drilling Services and Production Services, respectively, for the quarter ended September 30, 2008.

Drilling Services Division
******************************
******************************
******************************
******************************
******************************
***************************

Caribbean Sea
Santa Marta
Barranquilla
Cartagena
PANAMA
Turbo
Cúcuta
VENEZUELA
Medellín
North Pacific Ocean
Ibagué
BOGOTÁ
Buenaventura
Cali
Tumaco
Pasto
Mitú
ECUADOR
BRAZIL
PERU
Leticia

Drilling Services Operating Locations
UT
MT
CO
KS
ND
LA
OK
TX
Colombia
East Texas Division 22 Rigs
South Texas Division 17 Rigs
North Texas Division 10 Rigs
Utah Division 6 Rigs
North Dakota Division 6 Rigs
International – Colombia 5 Rigs
Cold Stacked Rigs 4 Rigs
Rig Divisions

Efficient, High-Quality Assets
One of the youngest fleets in the industry
– Over 80% of fleet was either built new or has been upgraded and refurbished within the last six years
– 39% are less than eight years old
– Requires less maintenance expense and provides competitive advantage in difficult market
Designed for efficiency and effectiveness, with modern mud
pumping and cleaning systems
Iron roughnecks installed on 61% of active U.S. drilling rigs to enhance safety and efficiency
Topdrives on 10 drilling rigs - 4 more pending delivery
– Increased drilling speeds in both vertical and horizontal wells

Average Utilization
Rig Count at Period End
Average utilization
Rig count at period end
100%
75%
50%
25%
0%
80
70
60
50
40
30
20
10
-
66%
91%
82%
79%
88%
96%
95%
95%
89%
90%
8
16
20
24
35
50
56
65
69
69
FY 2000
FY 2001
FY 2002
FY 2003
FY 2004
FY 2005
FY 2006
FY 2007
FYE 12/31/07*
9 Mo.s...

Focused on Growth and
Return on Investment
Maintained high utilization rate while growing fleet
Emphasis on growth at the right price
Disciplined program of well-timed acquisitions and new-builds
Acquired 42 rigs at average of $2.9 million per rig
Built 27 rigs at average cost of $8.9 million per rig
*  Fiscal year end was changed from March 31 to December 31 effective on December 31, 2007

Strong Utilization Through the Cycles
One of strongest drilling rig utilization rates in the industry – in top 2 over last 9 years
Averaged 89% utilization through cycles since 2Q 2000
Drillers with the newest, highest quality equipment win customers in down cycles
Source:  Domestic utilization rates based on calendar years and obtained from Form 10-K, Form 10-Q reports and press releases.
0%
20%
40%
60%
80%
100%
Q2 '00 Q4 '00 Q2 '01 Q4 '01 Q2 '02 Q4 '02 Q2 '03 Q4 '03 Q2 '04 Q4 '05 Q2 '06 Q4 '06 Q2 '07 Q4 '07 Q2 '08
Pioneer Helmerich & Payne Grey Wolf Patterson-UTI Nabors

International Expansion
Why Colombia?
– Provides geographic diversification
– Strong E&P spending expected to continue
– Stable government encourages foreign investment
– In 2008, drilling margins were 20% to 25% above US
average drilling margins
Current status of Colombian operations
– Operating 4 rigs at 100% utilization
– One rig on standby dayrate through mid-February
– Anticipate significant dayrate reductions in near future
and uncertainty with respect to rig utilization
Pioneer Rig 301, National 110UE, diesel-electric,
1,500-HP rig operating outside the city of Neiva,
Colombia.

Challenging Year Ahead
Oversupply of natural gas in U.S. putting downward pressure on price expectations for 2009.
Lower natural gas price expectations, plus depressed stock prices, tight credit markets and global recession, have caused operators to significantly reduce
2009 capital budgets.
For the week ending 1/2/09, the U.S. land rig count declined 531 rigs (24%) to
1,665 rigs, from the 9/26/08 peak of 2,196 rigs*.  We anticipate the rig count could drop by another 400-600 rigs by Q209.
We anticipate that Pioneer’s rig utilization will average 65-75% for 2009 and that average drilling margins per day will decline to $5,500-$6,500 per day.
Pioneer recently cold stacked  4 of 6 rigs operating in Western Oklahoma and transferred operations of remaining 2 rigs to North Texas.
*    Source: Simmons & Co. International

14 Production Services Division * * * * *

Advantages of Production Services
Complementary services -- well services, wireline, fishing and rental tools
– Less cyclical cash flow and earnings stream
– New platforms for growth both domestic and in international market
– Somewhat counter cyclical to land drilling business
Premium assets with an average age of 1.5 years for workover rigs and 3 years for wireline units
Attractive margins – approximately 45% to 50% in 2008
Overlapping market presence creates cross-selling opportunities
Helps optimize Pioneer’s capital structure
Seasoned management team, each with over 25 years of industry experience and proven track record of managing growth
Transformation of Pioneer from a pure-play U.S. land driller into a multi-national energy services provider

Production Services New-build Program
New-build orientation
– 99% of well service equipment is 550-600
horsepower rigs capable of working at
depths of 20,000 feet
– Custom-designed wireline units and
proprietary open hole wireline tools
New equipment strategy has led to gains in
market share
– Customers prefer new equipment
– Young fleet attracts the best operating
personnel
– Minimal downtime and expenses
– Increases efficiency and safety
Pioneer workover rig, a new National 5C, 550 HP
working outside the city of Bryan, Texas.

Production Services New-build Program (Cont.)
Fishing & Rental Services Gross
Equipment And Tools Value
(At Calendar Year-end)
$0.0
$2.8
$11.7
$12.9
$14.8
2004 2005 2006 2007E 2008
$0.0
$3.0
$6.0
$9.0
$12.0
$15.0
$18.0
Dollar Amounts In Millions
Wireline Units And Workover Rigs
(At Calendar Year-end)
0
12
24
45
59
6

55
74
2004 2005 2006 2007 2008
0
10
20

Units/Rigs
Wireline Units Workover Rigs
Information for the years 2004 to 2007 represents workover rig and wireline unit counts and fishing and rental tool inventory values when the Production
Services business was owned by WEDGE group.

MT
ND
UT
CO
KS
OK
TX
LA

This map illustrates Pioneer's production services areas of operation. The green dots denote the company's well servicing division offices, the blue dots denote the company's wireline division offices and the orange dots denote the company's fishing and rental services division offices.

PIONEER DRILLING COMPANY

Production Services Locations
Geographic footprint that compliments Drilling Services Division
• Well Services
(74 workover rigs)
• Wireline Services
(59
wireline units)
• Fishing and Rental
Tools Services
($15 million equipment)

19 Management * * * * *

Experienced Management Team
Wm. Stacy Locke - President and Chief Executive Officer
Joined Pioneer as President in 1995
B.A. in Geology and MBA in Finance
Seven years experience in investment banking
Six years experience as exploration geologist
F.C. “Red” West - Executive Vice President and President of Drilling
Service Division
45 years experience in the drilling services industry
Supervised the drilling of over 7,000 wells
Joe Eustace – Executive Vice President and President of Production
Services Division
Joined WEDGE in 2004 as President of WEDGE Oil and Gas Services
Served as Group Vice President for Key Energy Services from 1998 – 2004
Served as VP of Operations for Dawson Production Services from 1982 until acquired by Key Energy Services in 1998

Experienced Management Team (Cont.)
Left to Right: Donald Lacombe, Senior Vice
President of Drilling Services Division – Marketing
and Red West, President of the Drilling Services
Division.
Left to Right: Joe Freeman, Vice President of Well
Services, Mark Gjorvig, Vice President of Wireline
Services, Joe Eustace, President of the Production
Services Division, Randy Watson, Vice President of
Fishing and Rental Services.
Drilling Services Division Production Services Division

22 Financial Overview * * * * *

$-
$50
$100
$150
$200
$250
$300
$350
$400
$450
FY 2003 FY 2004 FY 2005 FY 2006 FY 2007 FY Dec
2007 (1)
YTD Sep
2008 (2)
23
Historical Financial Performance
Revenue 2003 - 2008
EBITDA
(3)
2003 - 2008
(1) FY 2003 - FY 2007 data based on Company fiscal years ended March 31.  Due to the change in fiscal year end from March 31 to
December 31, FY Dec 2007 information represents the nine month fiscal year ended December 31, 2007.
(2) YTD Sep 2008 data represents the nine months ended September 30, 2008.
(3) See page 25 for EBITDA reconciliation.
$-
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
FY 2003 FY 2004 FY 2005 FY 2006 FY 2007 FY Dec
2007 (1)
YTD Sep
2008 (2)
-- 9 Months -- -- 9 Months --
----------------- 12 Months-----------
----------------- 12 Months-----------

Significant Financial Flexibility
Capital
Expenditures
Nine months
ended
Sept. 30, 2008
Projected
FY 2008
Projected
FY 2009
Routine $16.0 $32.3
Discretionary 84.8 121.0
      Total $100.8 $153.3 <  $75.0
(In Millions)
(In Millions)
Capitalization
At Sept. 30, 2008
Cash $17.3
Debt:
    Senior secured credit facility $400 million $275.5
    Subordinated notes payable and other 7.2
      Total debt $282.7
    Current portion $4.5
    Long-term portion 278.2
      Total debt $282.7
Availability under secured credit facility $116.2
Total capitalization (Total debt + shareholder equity) $813.0
Debt to total capitalization ratio 35%

Reconciliation of EBITDA to Net Income
Nine Months Nine Months
and FY Ended Ended
3/31/04 3/31/05 3/31/06 3/31/07 12/31/07 (1) 9/30/2008
EBITDA 16.6         42.1         111.4       180.7       106.8                 154.3
Depreciation & Amortization (16.2)        (23.1)        (33.4)        (52.9)        (48.9)                  (61.9)
Bad Debt Expense -             (0.2)          -             (0.8)          (2.6)                    -
Net Interest (2.6)          (1.7)          1.9           3.8           2.4                      (8.6)
Income Tax (Expense) Benefit 0.4           (6.4)          (29.3)        (46.6)        (18.1)                  (28.6)
Net Income (Loss) (1.7)          10.8         50.6         84.2         39.6                   55.2
($ in Millions)
(1)    Due to change in fiscal year end from March 31 to December 31 that was effective December 31,
2007, Pioneer had a nine month fiscal year ended December 31, 2007.

PIONEER DRILLING COMPANY

PIONEER DRILLING COMPANY

26